                                                                   EXHIBIT 10.12


                           INDEMNIFICATION AGREEMENT
                           -------------------------


     This INDEMNIFICATION AGREEMENT, dated as of _____________, 1998 (this "Agreement"), is made and entered into by and between Scottish Annuity & Life Holdings, Ltd., a Cayman Islands corporation (the "Company"), and
_________________ ("Indemnitee").

     WHEREAS, it is essential to the Company to retain and attract as directors and officers the most capable persons available;

     WHEREAS, Indemnitee is a director, officer, employee and/or agent of the Company;

     WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims being asserted against directors, officers, employees and/or agents of companies in today's environment;

     WHEREAS, the Company's Articles of Association (the Articles) provide that the Company will indemnify its directors, officers, employees and/or agents to the fullest extent permitted by law and will advance expenses in connection therewith, and Indemnitee's willingness to serve as a director, officer, employee and/or agent of the Company is based in part on Indemnitee's reliance on such provisions; and

     WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued service to the Company in an effective manner, and Indemnitee's reliance on the aforesaid provisions of the Articles, and in part to provide Indemnitee with specific contractual assurance that the protection promised by such provisions will be available to Indemnitee regardless of, among other things, any amendment to or revocation of such provisions or any change in the composition of the Company's Board of Directors or any acquisition or business combination transaction relating to the Company, the Company wishes to provide in this Agreement for the indemnification of and the advancement of expenses to Indemnitee as set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the parties hereto hereby agree as follows:

     1.   Certain Definitions.
          -------------------

          1.1.  Claim.  The term "Claim" shall mean any threatened, pending or
                -----
completed action, suit or proceeding, or any inquiry or investigation that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative (including, without limitation, an action by or in the right of the Company) or other.

          1.2.  Indemnifiable Event.  The term "Indemnifiable Event" shall mean
                -------------------
any actual or asserted event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent, or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, agent, or fiduciary of another corporation, partnership, joint venture, employee benefit plan, trust, or other entity, or anything done or not done by Indemnitee in any such capacity.

     2.   Basic Indemnification Arrangement.  (a) The Company shall indemnify,
          ---------------------------------
in accordance with and to the full extent now or hereinafter permitted by law, Indemnitee who was or is a party or is threatened to be made a party to any Claim by reason of (or arising in whole or in part out of) an Indemnifiable Event, against any liability or expense actually and reasonably incurred, including, without limitation, attorney's fees and other fees and expenses, judgments, fines and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of any such attorneys' fees and other fees and expenses, judgments, fines or amounts paid in settlement) by Indemnitee in connection with such Claim or any appeal therefrom, if Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the Company, and, with respect to any criminal action, proceeding or investigation, had no reasonable cause to believe his or her conduct was unlawful.

          (b) In the event Indemnitee was, is or becomes a party to or other participant in, or is threatened to be made a party to or other participant in, a Claim by or in the right of the Company to procure a judgment in its favor by reason of (or arising in whole or in part out of) an Indemnifiable Event, the Company will indemnify Indemnitee to the fullest extent permitted by law against costs, charges and expenses, including, without limitation, attorneys' fees and other fees and expenses, actually and reasonably incurred by Indemnitee in connection with such Claim or any appeal therefrom, if Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made in respect of any such Claim as to which Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Grand Court of the Cayman Islands or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Grand Court of the Cayman Islands or such other court shall deem proper.

          (c) To the extent that the Indemnitee has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any Claim referred to in Sections 2(a) or 2(b) hereof, Indemnitee shall be indemnified against costs, charges and expenses (including attorneys' fees and other fees and expenses) actually and reasonably incurred by him in connection therewith.

          (d) Directors of the Company shall have no personal liability to the Company or its Members for monetary damages for breach of fiduciary or other duties as a director, except (i) for any breach of a director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) a payment of a dividend on stock of the Company or a purchase or redemption of stock of the Company in violation of law, or (iv) for any transaction from which a director derived an improper personal benefit.

          (e) Subject to Section 3(a), any indemnification under Sections 2(a) or 2(b), unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Indemnitee is proper in the circumstances because Indemnitee has satisfied the applicable standard set forth in Section 2(a) or 2(b), as the case may be. Subject to Section 4(a), such determination shall be made (i) by the Board of Directors of the Company (the "Board"), by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding,
(ii) if such a quorum of disinterested directors is not available or if such disinterested directors so direct, by independent legal counsel (designated in the manner provided below in this subsection (d)) in a written opinion or (iii) by the stockholders of the Company (the "Stockholders") by a majority vote of Stockholders present at a meeting at which a quorum is present. Independent legal counsel shall be designated by vote of a majority of the disinterested directors; provided, however, that if the Board is unable or fails to so
           --------  -------
designate, such designation shall be made by the Indemnitee subject to the approval of the Company which approval shall not be unreasonably withheld. Independent legal counsel shall not be any person or firm who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee's rights under this Agreement. The Company agrees to pay the reasonable fees and expenses of such independent legal counsel and to indemnify fully such counsel against costs, charges and expenses, including, without limitation, attorneys' fees and other fees and expenses, actually and reasonably incurred by such counsel in connection with this Agreement or the opinion of such counsel pursuant hereto.

          (f) All expenses, including, without limitation, attorneys' fees and other fees and expenses, incurred by Indemnitee in his capacity as a director, officer, employee and/or agent of the Company in connection with a Claim shall be paid by the Company in advance of the final disposition of such Claim in accordance with and to the full extent now or hereafter permitted by law, and in the procedural manner prescribed by Section 3(b) hereof.

     3.   Certain Procedures Relating to Indemnification and Advancement of
          -----------------------------------------------------------------
Expenses. (a)  Except as otherwise permitted or required by the Cayman Islands
--------
Companies Law (the "CICL"), for purposes of pursuing any rights to indemnification under Sections 2(a), 2(b) or 4(a) hereof, as the case may be, Indemnitee may, but shall not be required to, (i) submit to the entity making the determination whether the Indemnitee is entitled to indemnification (the "Determining Entity") a written statement of request for indemnification stating that he or she is entitled to indemnification hereunder and the basis for asserting such a claim for indemnification; and (ii) present to the Company reasonable evidence of all expenses for which payment is requested. Submission of such a written statement to the Determining Entity shall create a presumption that the Indemnitee is entitled to indemnification under Sections 2(a), 2(b) or 4(a) hereof, as the case may be, and the Determining Entity shall be deemed to have determined that Indemnitee is entitled to such indemnification unless within 30 calendar days after receipt of such written statement the Determining Entity shall determine (i) in the case of a determination made by the Board, by a vote of a majority of the directors who are not parties to such suit, action or proceeding at a meeting at which a quorum is present, (ii) in the case of a determination made by independent legal counsel, in its judgment, or (iii) in the case of a determination made by the Stockholders, by a vote of a majority of the Stockholders present at a meeting of Stockholders entitled to vote thereon at a meeting at which a quorum is present, in each case based upon clear and convincing evidence

(sufficient to rebut the foregoing presumption) that Indemnitee is not entitled to indemnification and Indemnitee shall have received notice within such 30 calendar day period in writing of such determination that Indemnitee is not so entitled to indemnification. The notice to the Indemnitee specified in the preceding sentence shall disclose with particularity the evidence in support of the Determining Entity's determination. The provisions of this Section 3(a) are intended to be procedural only and shall not affect the right of Indemnitee to indemnification under this Agreement and any determination by the Determining Entity that the Indemnitee is not entitled to indemnification and any failure to make the payments requested in the written statement for indemnification shall be subject to judicial review as provided in Section 7 hereof.

          (b) For purposes of determining whether to authorize advancement of expenses pursuant to Section 2(e) hereof, Indemnitee shall submit to the Board a sworn statement of request for advancement of expenses substantially in the form of Exhibit 1 attached hereto and made a part hereof (the "Undertaking"), averring that (i) he or she has reasonably incurred or will reasonably incur actual expenses in connection with a Claim and (ii) he or she undertakes to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Company under this Agreement or otherwise. For purposes of requesting advancement of expenses pursuant to Section 4(b) hereof, Indemnitee shall submit an Undertaking or such other form of request as he or she determines to be appropriate (an "Expense Request"). Upon receipt of an Undertaking or Expense Request, as the case may be, the Board shall within 10 calendar days authorize immediate payment of the expenses stated in the Undertaking or Expense Request, as the case may be, whereupon such payments shall immediately be made by the Company. No security shall be required in connection with any Undertaking or Expense Request and any Undertaking or Expense Request shall be accepted without reference to the Indemnitee's ability to make repayment.

     4.   Indemnification for Additional Expenses.  (a)  Without limiting any
          ---------------------------------------
right which Indemnitee may have pursuant to Section 2 hereof, the Articles, the CICL, any policy of insurance or otherwise, but subject to the limitations on the maximum permissible indemnity which may exist under applicable law at the time of any request for indemnity hereunder determined as contemplated by this
Section 4(a), the Company shall indemnify Indemnitee against any amount which he or she is or becomes legally obligated to pay relating to or arising out of any Claim because of any act, failure to act or neglect or breach of duty, including any actual or alleged error, misstatement or misleading statement, by reason of an Indemnifiable Event. The payments which the Company is obligated to make pursuant to this Section 4(a) shall include, without limitation, damages, judgments, settlements and charges, costs, expenses, expenses of investigation and expenses of defense of legal actions, suits, proceedings or claims, including attorneys' fees, and appeals therefrom, and expenses of appeal, attachment or similar bonds, including attorneys' fees; provided, however, that
                                                        --------  -------
the Company shall not be obligated under this Section 4(a) to make any payment in connection with any claim against Indemnitee:

          (i) to the extent of any fine or similar governmental imposition which the Company is prohibited by applicable law from paying which results in a final, nonappealable order; or

          (ii) to the extent based upon or attributable to Indemnitee gaining in fact a personal profit to which he or she was not legally entitled, including, without limitation, profits made from the purchase and sale by Indemnitee of equity securities of the Company which are recoverable by the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934, and profits arising from transactions in publicly traded securities of the Company which were effected by Indemnitee in violation of Section 10(b) of the Securities Exchange Act of 1934, including Rule 10b-5 promulgated thereunder.

The procedures set forth in Section 3(a) shall be available to the Indemnitee for purposes of indemnification under this Section 4(a).

     (b) Expenses, including, without limitation, attorneys' fees and other fees and expenses, incurred by Indemnitee in defending any actual or threatened civil or criminal action, suit, proceeding or claim shall be paid by the Company in advance of the final disposition thereof as authorized in accordance with
Section 3(b) hereof.

     5.   Partial Indemnity, Etc.  If Indemnitee is entitled under any provision
          -----------------------
of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines and amounts paid in settlement of a Claim but not, however, for all of the total amount thereof, the Company will nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Moreover, notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in defense of any or all Claims relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, including, without limitation, dismissal without prejudice, Indemnitee will be indemnified against all costs, charges and expenses, including, without limitation, attorneys' fees and other fees and expenses, incurred in connection therewith.

     6.   No Presumption.  For purposes of this Agreement, the termination of
          --------------
any Claim by judgment, order, settlement (whether with or without court approval), or conviction, or upon a plea of nolo contendere or its equivalent, will not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

     7.   Enforcement.  (a) If a claim for indemnification made to the Company
          -----------
is not paid in full by the Company within 30 calendar days after a written claim has been received by the Company, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim.

     (b) In any action brought under Section 7(a) hereof, it shall be a defense to a claim for indemnification pursuant to Sections 2(a) or 2(b) hereof (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the Undertaking, if any is required, has been tendered to the Company) that the Indemnitee has not met the standards of conduct which make it permissible under this Agreement and/or the CICL for the Company to indemnify the Indemnitee for the amount claimed, but the
burden of proving such defense shall be on the Company.   Neither the failure of
the Company, including the Board, independent legal counsel or the Stockholders, to have made a determination prior to commencement of such action that indemnification of the Indemnitee is proper in the circumstances because he has met the applicable standard of conduct set forth in the this Agreement and/or the CICL, nor an actual determination by the Company, including the Board, independent legal counsel or the Stockholders, that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct.

     (c) It is intent of the Company that the Indemnitee not be required to incur the expenses associated with the enforcement of his rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitee hereunder. Accordingly, if it should appear to the Indemnitee that the Company has failed to comply with any of its obligations under this Agreement or in the event that the Company or any other person takes any action to declare this Agreement void or unenforceable, or institutes any action, suit or proceeding designed (or having the effect of being designed) to deny, or to recover from, the Indemnitee the benefits intended to be provided to the Indemnitee hereunder, the Company irrevocably authorizes the Indemnitee from time to time to retain counsel of his choice, at the expense of the Company as hereinafter provided, to represent the Indemnitee in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company or any director, officer, stockholder or other person affiliated with the Company, in any jurisdiction. Regardless of the outcome thereof, the Company shall pay and be solely responsible for any and all costs, charges and expenses, including, without limitation, attorneys' and other fees and expenses, reasonably incurred by the Indemnitee (i) as a result of the Company's failure to perform this Agreement or any provision thereof or (ii) as a result of the Company or any person contesting the validity or enforceability of this Agreement or any provision thereof as aforesaid.

     8.   Non-Exclusivity and Severability.  (a) The rights of Indemnitee
          --------------------------------
hereunder will be in addition to any other rights Indemnitee may have under the Articles or the CICL or otherwise; provided, however, that to the extent that
                                   --------  -------
Indemnitee otherwise would have any greater right to indemnification under any provision of the Articles or the CICL as in effect on the date hereof, Indemnitee will be deemed to have such greater right hereunder; and, provided
                                                                     --------
further, that to the extent that any change is made to the CICL (whether by
-------
legislative action or judicial decision) or the Articles which permits any greater right to indemnification than that provided under this Agreement as of the date hereof, Indemnitee will be deemed to have such greater right hereunder. The Company will not adopt any amendment to the Articles the effect of which would be to deny, diminish or encumber Indemnitee's right to indemnification under the Articles, the CICL, or otherwise as applied to any act or failure to act occurring in whole or in part prior to the date upon which the amendment was approved by the Company's Board of Directors and/or its Stockholders, as the case may be.

     (b) If any provision of this Agreement or the application of any provision hereof to any person or circumstance is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to any other person or circumstance will not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal will be reformed to the extent (and only to the extent) necessary to make it enforceable, valid or legal.

     9.   Liability Insurance.  The Board of Directors may authorize the Company
          -------------------
to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, or in a fiduciary or other capacity with respect to any employee benefit plan maintained by the Company, against any liability asserted against him and incurred by him in any such official capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under the provisions contained in Articles (S)119.

     10.  Allowance for Compliance with Commission Requirements.  Indemnitee
          ------------------------------------------------------
acknowledges that the Securities and Exchange Commission (the "Commission") has expressed the opinion that indemnification of directors and officers from liabilities under the Securities Act of 1933 ("Act") is against public policy as expressed in the Act and is, therefore, unenforceable. Indemnitee hereby acknowledges and agrees that it will not be a breach of this Agreement for the Company to undertake with the Commission in connection with the registration for sale of any shares or other securities of the Company from time to time that, in the event a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director or officer of the Company in the successful defense of any action, suit or proceeding) is asserted in connection with such shares or other securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of competent jurisdiction the question of whether or not such indemnification by the Company is against public policy as expressed in the Act and the Company will be governed by the final adjudication of such issue. Indemnitee further agrees that such submission to a court of competent jurisdiction shall not be a breach of this Agreement.

     11.  Subrogation.  In the event of payment under this Agreement, the
          -----------
Company will be subrogated to the extent of such payment to all of the related rights of recovery of Indemnitee against other persons or entities. Indemnitee will execute all papers reasonably required and will do everything that may be reasonably necessary to secure such rights and enable the Company effectively to bring suit to enforce such rights, including all of Indemnitee's reasonable costs and expenses, including attorneys' fees and disbursements, to be reimbursed by, or at the option of Indemnitee advanced by, the Company.

     12.  No Duplication of Payments.  The Company will not be liable under this
          --------------------------
Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, the Articles or otherwise) of the amounts otherwise indemnifiable hereunder.

     13.  Successors and Binding Agreement.  (a) The Company will use reasonable
          --------------------------------
efforts to require any successor (whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business or assets of the Company, by agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent the Company would be required to perform if no such succession had taken place. This Agreement will be binding upon and inure to the benefit of the Company and any successor to the Company, including, without limitation, any person acquiring directly or indirectly all or substantially all of the business or assets of the Company whether by purchase, merger, consolidation, reorganization or otherwise (and such successor will thereafter be deemed the "Company" for purposes of this Agreement), but this Agreement will not otherwise be assignable, transferable or delegatable by the Company.

     (b) This Agreement will inure to the benefit of and be enforceable by Indemnitee's personal or legal representatives, executors, administrators, successors, heirs, distributees and legatees.

     (c) This Agreement is personal in nature and neither of the parties hereto may, without the consent of the other, assign, transfer or delegate this Agreement or any rights or obligations hereunder except as expressly provided in Sections 12(a) and 12(b). Without limiting the generality or effect of the foregoing, Indemnitee's right to receive payments hereunder will not be assignable, transferable or delegatable, whether by pledge, creation of a security interest, or otherwise, other than by a transfer by Indemnitee's will or by the laws of descent and distribution and, in the event of any attempted assignment or transfer contrary to this Section 12(c), the Company will have no liability to pay any amount so attempted to be assigned, transferred or delegated.

     14.  Notices.  (a) For all purposes of this Agreement, all communications,
          -------
including, without limitation, notices, consents, requests or approvals, required or permitted to be given hereunder will be in writing and may be given by the Company to any Stockholder either personally or by sending it by post, cable, telex or telecopy to him or to his address as shown in the register of Stockholders, such notice, if mailed, to be forwarded airmail if the address be outside the Cayman Islands.

     (b) Where a notice or other communication is sent by post, service of the notice shall be deemed to be effected by properly addressing to the Company, to the attention of the President of the Company, at its principle executive office and to Indemnitee at Indemnitee's principal residence as shown in the Company's most current records, pre-paying and posting a letter containing the notice, and to have been effected at the expiration of sixty hours after the letter containing the same is posted as aforesaid.

     (c) Where a notice or other communication is sent by cable, telex, or telecopy, service of the notice shall be deemed to be effected by properly addressing, and sending such notice through a transmitting organization (with receipt thereof orally confirmed) and to have been effected on the day the same is sent as aforesaid.

     15.  Governing Law.  The validity, interpretation, construction and
          -------------
performance of this Agreement will be governed by and construed in accordance with the substantive laws of the Cayman Islands.

     16.  Miscellaneous.  No provision of this Agreement may be waived, modified
          -------------
or discharged unless such waiver, modification or discharge is agreed to in writing signed by Indemnitee and the Company. No waiver by either party hereto at any time of any breach by the other party hereto or compliance with any condition or provision of this Agreement to be performed by such other party will be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, expressed or implied with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement.

     17.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first above written.


                             SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.



                             By:
                                ------------------------------------------------
                                Name:
                                Title:

                             INDEMNITEE:




                             ------------------------------------------------
                                Name:
                                Title:

                                                                       Exhibit 1
                                                                       ---------



                                  UNDERTAKING
                                  -----------



CAYMAN ISLANDS


          I, __________________________________, being first duly sworn do depose and say as follows:

          1. This Undertaking is submitted pursuant to the Indemnification Agreement, dated as of ________________________________, 199__, between Scottish
Annuity & Life Holdings, Ltd. (the "Company"), a Cayman Islands corporation and the undersigned.

          2. I am requesting advancement of certain costs, charges and expenses which I have incurred or will incur in defending an actual or pending civil or criminal action, suit, proceeding or claim.

          3. I hereby undertake to repay this advancement of expenses if it shall ultimately be determined that I am not entitled to be indemnified by the Company under the aforesaid Indemnification Agreement or otherwise.

          4. The costs, charges and expenses for which advancement is requested are, in general, all expenses related to
                                         ---------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                --------------------------------

          Subscribed and sworn to before me, a Notary Public in and for the Cayman, this _________ day of _______________________, 19__.



[Seal]                                          --------------------------------




     My commission expires the _____________ day of ______________, 19__.